AMENDMENT NO. 1 TO AGREEMENT OF AND PLAN OF MERGER


     THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (the "Amendment") is made and entered into this ___ day of May, 1997, by and among NETWORK LONG DISTANCE, INC., a Delaware corporation ("Network"), WATER ACQUISITION CORP., a Virginia corporation ("Acquisition"), EASTERN TELECOM INTERNATIONAL CORPORATION, a Virginia corporation ("Eastern"), and the SHAREHOLDERS OF EASTERN TELECOM INTERNATIONAL CORPORATION (the "Shareholders").

     WHEREAS, the parties hereto have previously executed that certain Agreement and Plan of Merger dated as of April 24, 1997 (the "Merger Agreement"); and

     WHEREAS, the parties hereto desire to amend the Merger Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the meaning set forth in the Merger Agreement.

     2.   AMENDMENT TO THE MERGER AGREEMENT.

          (a) Section 2.1(b) of the Merger Agreement is hereby amended so that the next to last sentence of Section 2.1(b) reads as follows:

          The Exchange Ratio shall mean a number of shares of NETWORK Common determined by dividing (x) the Per Share
          Consideration by (y) $7.875, and rounding the result to three decimal places.

          (b) Section 2.4(d) of the Merger Agreement is hereby amended to read as follows:

               (d)  To the escrow agent named in the Escrow
          Agreement (the "Escrow Agent"), that number of shares from the Share Consideration that are valued at $300,000 based upon a price of $7.875 per share, together with executed stock powers from the Shareholders, to be held pursuant to the terms of the Escrow Agreement attached hereto as Exhibit 2.3(f) (the "Escrow Agreement"), to satisfy all or part of any claims for indemnity pursuant to Article VIII hereof;

          (c) Section 2.4(e) of the Merger Agreement is hereby amended to read as follows:

               (e) To the escrow agent named in the Working Capital Escrow Agreement (the "Working Capital Escrow Agent") (i) that number of shares from the Share Consideration that are valued at $200,000, based upon a price of $7.875 per share, together with executed stock powers from the Shareholders and (ii) $200,000 in cash equivalents, as a reserve for all or a part of any adjustments pursuant to Section 2.5;

          (d) Section 2.6(a) of the Merger Agreement is hereby amended to read as follows:

               (a)  In the event the Adjusted Merger
          Consideration is less than the Merger Consideration, the number of shares of NETWORK Common (valued at $7.875 per share) representing the value equal to the difference between the Merger Consideration and the Adjusted Merger Consideration shall be returned to NETWORK from the Share Consideration held in escrow pursuant to the Working Capital Escrow Agreement.

          (d) Section 2.6(b) of the Merger Agreement is hereby amended to read as follows:

               (b) In the even the Adjusted Merger Consideration exceeds the Merger Consideration, the Share Consideration held in escrow pursuant to the Working Capital Escrow Agreement shall be delivered to the Shareholders and, if enough shares of NETWORK Common to make up the difference are not held in escrow (based upon a value of $7.875 per share), that amount of funds escrowed pursuant to the Working Capital Escrow Agreement which, when combined with such escrowed shares, is sufficient to make up the difference, shall be delivered to the Shareholders' Representative on behalf of the Shareholders.

     3. REFERENCES TO MERGER AGREEMENT. From and after the execution of this Amendment by all of the parties hereto, all references in the Merger Agreement to "this Agreement," "hereof," "herein" and similar terms shall mean and refer to the Merger Agreement as amended by this Amendment, and all references in other documents to the Merger Agreement shall mean such Merger Agreement as amended by this Amendment.

     4. RATIFICATION AND CONFIRMATION. The Merger Agreement is hereby ratified and confirmed and, except as herein amended, remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the day, month and year first above written.


                              NETWORK LONG DISTANCE, INC.


                              By:/s/
                                    _________________________________
                              Name:
                                    _________________________________
                              Title:
                                    _________________________________


                              WATER ACQUISITION CORP.


                              By: /s/
                                    _________________________________
                              Name:
                                    _________________________________
                              Title:
                                    _________________________________


                              EASTERN TELECOM INTERNATIONAL CORPORATION


                              By: /s/
                                    _________________________________
                              Name:
                                    _________________________________
                              Title:
                                    _________________________________


                              SHAREHOLDERS:


                              _________________________________
                              John D. Crawford


                              _________________________________
                              Thomas G. Keefe


                              _________________________________
                              Donna L. Raoust

                              _________________________________
                              Glenn Callahan


                              _________________________________
                              Rick Davis


                              _________________________________
                              Layne Levine


                              _________________________________
                              Lisa Brown


                              _________________________________
                              Dean Young